Fees Summary	Jun. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 38,839,640.00
Previously Paid Amount	5,363.76
Total Fee Amount	5,363.76
Total Offset Amount	0.00
Net Fee	$ 0.00